UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2008 - June 30, 2008

Item 1: Reports to Shareholders

Royce Capital Fund — Micro-Cap Portfolio Royce Capital Fund — Small-Cap Portfolio	SEMIANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

Performance and Expenses	Through June 30, 2008

	Average Annual Total Returns
				Since			Annual Operating
Fund	1-Year	5-Year	10-Year	Inception			Expenses

Royce Capital Fund—Micro-Cap Portfolio	-11.58%	13.65%	14.09%	14.63%		(12/27/96)	1.31%

Royce Capital Fund—Small-Cap Portfolio	-9.82	14.50	12.50	13.46		(12/27/96)	1.08

Russell 2000	-16.19	10.29	5.53	7.18	*		n.a.

* Since Royce Capital Fund’s inception on 12/27/96.

Important Performance, Expense and Risk Information
All performance information in this Review reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The performance information in the table above, and in the graphs and tables appearing on pages 10-13, does not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. All performance and expense information reflects results for each Fund’s Investment Class Shares. Service Class Shares bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses.

Royce Capital Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the Prospectus). Please read the Prospectus carefully before investing or sending money. The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index.

Table of Contents

Semiannual Review

Performance and Expenses	Inside Cover

Letter to Our Shareholders	2

Semiannual Report to Shareholders	8

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We are contrarians. To us, the
term has always been synonymous
with value investor. Our research
screens include searches for well-run
businesses whose stock prices
have fallen, which typically leads us
to companies, and often entire
industries, that others have recently
fled or are otherwise happy to ignore.

Searching among the neglected and
broken in the smaller-company world
for new investment ideas not only
helps us to find potential hidden
gems, it also helps to lower portfolio
risk. Companies whose stock prices
have been beaten up by mass sell-offs
often carry very low expectations
(and price risk), especially once the
smoke has cleared and former stock-
holders have moved on. Although
there’s always the risk of additional
stock price erosion if a company’s
fortunes worsen or an industry’s
prospects grow dimmer, we try to use
falling stock prices to our advantage;
it is common for us to add to posi-
tions at such times (provided,
of course, that our long-term outlook
for the company remains positive).

While our hope is that any
subsequent drops in share prices are
temporary, it is also why we look

Continued on page 4...

Letter to Our Shareholders

Ballad of a Thin Market
The first six months of 2008 gave even the most serene investor cause for anxiety, if not outright panic. First, a long list of worries ushered in the new year: the credit crisis, housing bubble, subprime implosion, falling dollar, stumbling equity prices, and an economy in either a full-blown recession or “merely” stalled. By the end of June, one could add to this list rapidly rising oil prices and associated energy costs. And we would be remiss if we did not also mention that smaller-company stock prices, after rallying from mid-March through early June, spent most of that latter month swooning. Indeed, share price declines throughout the market were so severe that on July 1 several media outlets were trotting out comparisons to the 1930s, since June saw the worst respective one-month losses for both the Dow Jones Industrial Average and the S&P 500 since the Great Depression.
    Each of the formidable problems besetting the economy and financial markets remained unsolved as the year crept nervously to its midpoint, with little in the way of solutions on the immediate horizon. For anyone expecting good news soon about these matters, we can offer only sympathy. It will probably take some time before genuine improvement begins. We do not mean to imply that we like being where we are, only that a measured look at the current landscape suggests that most equities will need to log a few more miles of volatility and poor short-term performance prior to a sustained recovery. The fact that this is not surprising does not make the news any easier to bear. What it does mean for smaller-company bargain-hunters such as ourselves is opportunity. Both domestically and internationally, we have seen a large number of what we believe are superb values emerge in our asset class. As is often the case with value investing, patience and discipline will be critical as we wait for the markets to rebound.

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    While we wait, it is worth noting that many observers, including some for whom we have enormous respect, are arguing that the events of the past year—particularly the housing crisis, the credit crunch and the slowing economy—signal the end of the era of low interest rates and low-to-moderate inflation that began following the 1982 recession and ran, with some notable interruptions, through the stock market peaks in 2007. We agree in large part with this assessment. It seems plain to us that we have entered a period that will be characterized by higher inflation and rising interest rates. However, there is little agreement as to how pronounced an effect these changes will have on the U.S. economy and stock markets. So these recent travails put all of us in the position of Dylan’s Mr. Jones: there is something happening here, but we don’t know what it is. Our take is that the short term will be challenging at best, but that solid recoveries for both the economy and equities will come in the next three to five years. As is our habit, we first look at history for future direction. In a Royce Fund 1989 Annual Report, we recalled a “full-blown recession” that led to a robust economic expansion, “an epic crash in 1987 and mini-crash in 1989,” and a market that saw “speculative binges in oil, precious metals and real estate as well as stocks.” In other words, it seems to us that nothing about the ’90s or the current decade is unprecedented.

Both domestically and internationally, we have seen a large number of what we believe are superb values emerge in our asset class. As is often the case with value investing, patience and discipline will be critical as we wait for the markets to rebound.

Subterranean Small-Cap Blues

As might be expected in such a tumultuous period, the current market leadership question also looks unsettled. Domestic small-caps, as measured by the Russell 2000 index, finished the year-to-date period ended 6/30/08 with a loss of 9.4%, which was better than the large-cap S&P 500 index (-11.9%), the more tech-laden Nasdaq Composite (-13.6%) and the global MSCI EAFE (Europe, Australasia and Far East) index (-11.0%). Small-cap’s performance advantage over large-cap stocks thus far in 2008 was primarily attributable to its advantage in the second quarter, in particular its strong relative showing in May, when the Russell 2000 gained 1.3% versus 1.0% for the S&P 500. (Smaller stocks finished the second quarter just barely in positive territory, up 0.6% versus -2.7% for their large-cap peers.) The strong rally from the current small-cap trough on 3/10/08 was followed by an almost equally strong decline in June that collapsed share prices across the globe. During the month, the Russell 2000 lost 7.7%, the S&P 500 fell 8.4%, the Nasdaq Composite was down 9.1% and the MSCI EAFE declined 8.2%.

Although we once believed that large-cap would have an advantage, we now believe that quality-oriented companies, regardless of market cap, should outperform and that smaller companies may provide an edge during short-term market upswings. We also suspect that smaller stocks should lead when share prices eventually show some sustained recovery.

    The relative resilience of smaller companies during June was a welcome development. Although it did not decisively shift market leadership back to our chosen asset class, it certainly helped the Russell 2000 lose less during the highly volatile first half of 2008. However, the S&P 500 was slightly ahead of its small-cap counterpart in the first quarter of 2008 (-9.5% versus -9.9%) and decidedly better in the second half of 2007. These outperformance periods allowed the S&P 500 to stay ahead of the Russell 2000 for both the one-year (-13.1% versus -16.2%) and three-year (+4.4% versus +3.8%) periods ended

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for companies that have the
financial strength to survive difficult
times for their industry or sector. This
remains a cornerstone of our
approach because, despite our best
intelligence, trouble sometimes
lasts longer than we anticipate. Just
as we attempt to be opportunistic
from a purchase-price standpoint,
we like companies that view
opportunity through a similar prism.
Businesses with strong balance
sheets will at times act in a similar
fashion, using their financial position
to acquire lesser competitors.

Our practice of purchasing low-
expectation companies often involves
going against the grain of Wall
Street. Five years ago, for example,
oil was trading at a then-high of $30
per barrel. The Wall Street consensus
was that the price of oil had reached
a peak and would soon begin to
decline. We began to look closely
at energy services companies as well
as oil and gas businesses because
expectations were driving investors
away to the point that share prices
began to look more and more attractive
to us. This, combined with many
years of industry consolidation,
gave us the conviction to start building
positions within the sector.

We were not making a call on
the prospects for oil prices or thinking
that we knew better than the analysts
who devote their careers to the
study of energy—we simply saw an
industry in which we had enjoyed
success in the past once again looking
attractively undervalued to us.

Continued on page 6...

Letter to Our Shareholders

6/30/08, while over longer-term periods, smaller stocks held serve; the Russell 2000 beat the S&P 500 for the five-, 10- and 15-year periods ended 6/30/08.
    While large-cap stocks had to wait until early July to officially enter a bear market (traditionally defined as a price decline of 20% or more from a previous peak), the seeming inevitability of its arrival put the phrase ‘bear market’ on the lips of most investors before the end of June. The Dow Jones Industrial Average finished the second quarter with a price 19.9% below its 10/9/07 all-time peak. After making a cyclical high in May, the S&P 500 fell more than 10% to close the quarter within a single percentage point of its cycle low on 3/10/08. The Russell 2000 rallied to a new cyclical high in early June before it fell 9.5% by the end of the quarter. However, the small-cap index also managed to retain more of its gain, staying 7.6% above its current cycle low on 3/10/08.
    We expect more volatility and lower, possibly negative returns for much of the market in the coming months. Although we once believed that large-cap would have an advantage, we now believe that quality-oriented companies, regardless of market cap, should outperform and that smaller companies may provide an edge during short-term market upswings. We also suspect that smaller stocks should lead when share prices eventually show some sustained recovery. This, however, is likely to take some time before materializing. Putting aside for a moment the challenges that must be worked through in the economy as well as in the credit and housing markets, the Russell 2000 also enjoyed a mostly uninterrupted run from its trough on 10/9/02 through its most recent peak on 7/13/07. Nearly five years of primarily rising stock prices does not correct itself quickly or, unfortunately, without pain.

Tangled up in Value
Small-cap value stocks, as measured by the Russell 2000 Value index, have felt more than their share of pain recently after dominating the Russell 2000 Growth index during the first seven years of the current decade. During the last full small-cap market cycle, which lasted from 3/9/00 until 7/13/07, the Russell 2000 Value index substantially outperformed the Russell 2000 Growth index (+189.5% versus -14.8%). The small-cap value index also outpaced the small-cap growth index from the small-cap market trough on 10/9/02 through 7/13/07, up 183.9% versus 169.7%. However, the small-cap growth index began to chip away at this lead during 2007, when it beat small-cap value in each of that year’s four quarters.
    Small-cap growth hung on to its advantage through the year-to-date period ended 6/30/08 (-8.9% versus -9.8% for the small-cap value index), as well as from the recent small-cap peak on 7/13/07. Results for both small-cap style indices were close from 7/13/07 through the new small-cap trough on 3/10/08, a period in which the Russell 2000 Value index fell 25.4% and its small-cap growth sibling lost 23.0%, reversing small-cap value’s usual edge during downturns. From the small-cap market peak on 7/13/07 through 6/30/08, the small-cap growth index enjoyed a larger performance edge, falling 13.8% versus a loss of 23.1% for the small-cap value index.
    While neither index has been exempt from the market’s troubles over the past year, investors may be wondering what became of small-cap value’s typical performance

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edge in down-market periods. We think that the current reversal is not entirely a surprise when one considers just how thoroughly the Russell 2000 Value index prevailed over the Russell 2000 Growth index both from the previous small-cap market peak on 3/9/00 and from the small-cap market trough on 10/9/02 through the end of the last full market cycle in July 2007. That small-cap value has been struggling of late is therefore not unexpected, both in the context of reversion to the mean and in the context of an indiscriminate bear market. Of course, just as we spent much of the first several years of the decade looking for high-quality bargains in areas usually populated by smaller-company growth managers, we have spent much of the last year scrutinizing those places where value managers are thought to roam.

Interestingly, the degree of inefficiency that we are seeing today in many international smaller companies reminds us of the small-cap market in the United States 15 to 20 years ago.

The Times They Are A-Changin’

As much as the current bearish period has convinced us that major changes are working their way through the market, it seems to us that there is a significant element to the story that has not received as much attention, namely, the shift in the status of the U.S. in the global economy. The U.S. has gone from being by far the most dominant force, perhaps the only truly dominant force, to being first among a small group of leading players, which includes the European Union, China, Japan and India. The first sign of this change can be traced back to late 2000, when the U.S. dollar first began to decline versus the Euro, a decline that has lasted more than seven years and counting. Other factors also contributed—the bursting Internet bubble, the events of 9/11, a war that has made the U.S. unpopular abroad, the surging economies of China and India, and our own recent struggles with housing, credit and an overall stalled economy. Each is a piece of a larger puzzle that shows the global economy undergoing major changes, and we believe that the shifting role of the U.S. within this system is the critical event.

We see the next year or two as a time to prepare and position our portfolios for a market and economic rebound that looks at least a year or two away. We think that three to five years from now, investors will be mostly pleased with returns because we expect the economy to recover and think that the market will see it coming first.

    We have sought to meet the challenges these changes present by exporting our investment approach over the past decade. Our initial forays into international smaller companies generally involved those with a strong domestic presence, while more recently we have been expanding our scope to include companies whose activities are more international or centered in a particular overseas region such as Western Europe. Our evolution to international investing is rooted in the Royce tradition of attempting to capitalize on market inefficiencies to generate strong absolute returns, while always keeping a close eye on managing risk. We are focusing primarily on developed economies, where we see ample inefficiencies that could translate into opportunities to find attractively priced securities. Interestingly, the degree of inefficiency that we are seeing today in many international smaller companies reminds us of the small-cap market in the United States 15 to 20 years ago. It is possible that we may be in the early phases of a long-term outperformance cycle for smaller companies on a global scale, as international smaller companies follow their U.S. peers and potentially evolve into a professional asset class.

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Our thinking was that the industry was
both significant and robust enough
to eventually recover, though we set
no specific time table as to when.

More recently, certain industries in
the consumer sectors appear to us to
have been suffering from a similar
dearth of positive expectations. The
slowing economy, the credit crunch,
the housing bubble and, somewhat
ironically, rising energy costs have all
convinced many observers that the
American consumer is too financially
challenged for consumer stocks to
do anything more than languish at
best. As was the case with energy
earlier in the decade, we see a traditionally
cyclical area at what looks
to us like a potential low point in its
business cycle.

Our practice in the past several
months has been to root around various
consumer industries looking
for smaller-cap businesses that boast
sterling financial characteristics
in the form of strong balance sheets,
established records of earnings
and the ability to generate free
cash flow.

The contrarian habit of scouring
beaten-down industries that others
are avoiding or ignoring is a hallmark
of our time-tested value approach.
By closely examining industries for
which expectations are at a minimum,
we stay true to our goal of trying
to lower risk, which is a critical part
of building strong, long-term returns
for The Royce Funds.

Letter to Our Shareholders

     The number of opportunities in international investing is vast. There are more companies from which to choose and greater total market capitalization. Our research indicates that there are three times as many micro-cap companies—those with market capitalizations up to $500 million—in the developed international universe, with roughly twice the total market capitalization of the U.S. micro-cap universe. Similarly, in the upper tier of the international small-cap world—market caps of $500 million to $2.5 billion—there are more total companies (2,091 versus 1,119) and greater total market capitalization ($2.4 trillion versus $1.3 trillion domestically). However, average market caps tend to be smaller in the international market. For example, according to Reuters the international micro-cap market has a weighted average market cap of $219, compared to $257 domestically. Liquidity issues, therefore, tend to increase as we move down the market-cap scale, which contributes to greater pricing inefficiencies. Independent research is difficult to come by (when it is available at all). We believe that these differences give us the opportunity to find quality businesses that are not properly priced. In addition, a counter-weight to the liquidity challenges is a marketplace with generally higher yields. As of 6/30/08, the weighted average yield of the international small-cap universe was more than a percentage point higher than its domestic equivalent, 3.5% versus 2.1%.

DEVELOPED UNIVERSE BY MARKET CAPITALIZATION (EXCLUDING USA) June 30, 2008

Market Cap Range (Millions)	Number of Companies	Total Market Cap (Billions)	Percent of Companies	Percent of Total Market Cap

$0 - $500	14,148	1,235	81%	6%

$500 - $1,000	1,106	798	6	4

$1,000 - $2,000	753	1,078	4	5

$2,000 - $2,500	232	518	1	2

$2,500 - $5,000	507	1,810	3	8

$5,000 and over	755	16,844	4	76

Total	17,501	22,283	100	100

Source: Reuters

   Most importantly, we have found that quality is a truly international concept, an idea that recognizes no borders. The same attributes that attract us to domestic companies—strong balance sheets, an established record of earnings, the ability to generate free cash flow and excellent growth prospects—are readily found in international businesses. It really is a small world after all.

Bringing It all Back Home
However promising the future for global opportunities in smaller companies, we think that far too much uncertainty currently exists here at home for the equity markets to settle down and establish a consistent, forward-looking direction. Although there have been plenty of pleasant surprises, we do not think the profit picture is strong enough to outweigh the anxiety that so many investors are feeling, especially about inflation. We see the next year or so being a very volatile period as the market continues to sort out the effects of the housing and credit bubbles and adjusts to a more inflationary environment.

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       It seems plain to us that investors will therefore be looking for lower risk in the form of company quality, especially if the bond markets begin to struggle, as many seem to expect. We see the next year or two as a time to prepare and position our portfolios for a market and economic rebound that looks at least a year or two away. We think that three to five years from now, investors will be mostly pleased with returns because we expect the economy to recover and think that the market will see it coming first. So while smaller companies should be all right in the short term, we suspect that the real action lies further ahead. In any case, we keep doing what we have always done—buying what we think are high-quality smaller companies trading at attractive prices. A volatile stock market has historically been a boon to value investors, and the current period will hopefully be no exception. Certain areas continue to offer what look to us like compelling bargains, both here and abroad. In addition, some industries have been doing very well, so we have been taking gains in some cases, holding in others and even building positions in companies that are managing their growth most effectively. Wide divergence in sector performance is something that we anticipate will be with us for a while, so we see ample opportunity out there on a global scale.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

July 31, 2008

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8 | Royce Capital Fund 2008 Semiannual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2008, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2008 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
      The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The MSCI EAFE Index (Europe, Australasia, Far East) is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Returns for the market indices used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
      Royce Capital Fund—Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund—Small-Cap Portfolio invests primarily in securities of small-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (Please see “Primary Risks for Fund Investors” in the prospectus). The Funds may invest up to

25% of their respective assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments. Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,

•	the prospects of the Funds’ portfolio companies,

•	the impact of investments that the Funds have made or may make,

•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•	the ability of the Funds’ portfolio companies to achieve their objectives.

       This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.
       The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

Royce Capital Fund 2008 Semiannual Report to Shareholders | 9

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*			-7.05%

One-Year			-11.58

Three-Year			10.40

Five-Year			13.65

10-Year			14.09

Since Inception (12/27/96)			14.63

ANNUAL EXPENSE RATIO

Operating Expenses			1.31%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RCM	Year	RCM

2007	4.0%	2001	29.7%

2006	21.1	2000	18.5

2005	11.6	1999	28.1

2004	13.8	1998	4.1

2003	49.2	1997	21.2

2002	-12.9

TOP 10 POSITIONS % of Net Assets

TTM Technologies			1.3%

Approach Resources			1.1

Bruker Corporation			1.0

Kennedy-Wilson			1.0

Red Back Mining			1.0

Deutsche Beteiligungs			1.0

TGC Industries			1.0

Allied Nevada Gold			1.0

Datasul			0.9

Tesco Corporation			0.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			18.1%

Technology			16.9

Industrial Services			14.5

Health			9.5

Industrial Products			8.7

Consumer Products			5.9

Consumer Services			5.8

Financial Intermediaries			4.7

Financial Services			3.2

Miscellaneous			4.2

Preferred Stock			0.4

Cash and Cash Equivalents			8.1

Royce Capital Fund — Micro-Cap Portfolio

Manager’s Discussion
Certain holdings in the portfolio of Royce Capital Fund—Micro-Cap Portfolio (RCM) walked a slightly different path than both smaller stocks as a whole and their micro-cap peers in particular. The Fund was down 7.1% for the year-to-date period ended 6/30/08 versus a decline of 9.4% for its small-cap benchmark, the Russell 2000, and a loss of 15.5% for the Russell Microcap Index. This was consistent with the Fund’s recent pattern of strong relative and strong-to-solid absolute performance. The Fund was down 7.9% in the first-quarter downturn, while the Russell 2000 fell 9.9% and the Russell Microcap Index lost 12.4%. A welcome rally occurred from the recent small-cap market trough on 3/10/08. It lasted through April and May, though stock prices once again plummeted in June. For the second quarter, RCM gained 0.9% versus 0.6% for its small-cap benchmark and -3.5% for the micro-cap index.
         The Fund’s recent performances took place in the context of the new market cycle that began with the small-cap market peak on 7/13/07. From that peak through 6/30/08, RCM was down 13.6% compared to respective losses of 18.4% and 26.8% for the Russell 2000 and Russell Microcap Index. So while we would ideally prefer that the Fund show stronger absolute results, we were nonetheless pleased with its strong relative returns during a down market that has hit micro-cap stocks especially hard.

      Full market cycle and other long-term performances were noticeably better on an absolute basis, while also maintaining RCM’s relative advantage. From the previous small-cap market peak on 3/9/00 through 6/30/08, the Fund gained 188.2% versus 26.4% for the Russell 2000. (Data for the Russell Microcap index only goes back to 2002.) The Fund also beat the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/27/96) periods ended 6/30/08. RCM’s average annual total return since inception was 14.6%.
        Seven of the Fund’s nine equity sectors finished the first half in the red, but the most significant losses on a dollar basis came from Technology and Health. Broadly speaking, ongoing anxiety over slowed consumer spending kept investors away from consumer-related tech businesses. In other technology areas, indifference has been the order of the day. With no significant innovations having come to the marketplace over the last few years, investors have mostly avoided or sold tech stocks. Healthcare companies suffered a different set of problems. Many were beset by growing concerns over profitability (or lack thereof ) in a

GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Olympic Steel	$6,839,002

Approach Resources	3,335,199

Landi Renzo	1,949,977

Superior Well Services	1,881,564

Exponent	1,667,766

* Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts of retirement plans investing in the Fund. Returns as of the recent month-end may be obtained at www.roycefunds.com. All performance and risk information for RCM reflects Investment Class results. Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

10  |  Royce Capital Fund 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

market where credit has become harder and harder to obtain. DNA-based identity testing firm Orchid Cellmark felt the effects of profit pressure and tighter credit on declining earnings as its share price fell in the first quarter. We remained confident in the potential of its business.
      Although not a technology or healthcare business, Thomas Weisel Partners Group has developed an investment banking specialty in those companies, which was not a service in high demand through the first half of 2008. We were initially drawn to the firm’s small asset management business and a small acquisition that diversified the business into the natural resources sector. At the end of June, we remained confident in the company. LECG Corporation provides expert testimony and strategic advice to companies and law firms, as well as local, state, and federal government agencies here and abroad. We liked the firm’s business and were particularly optimistic when new management took over in the summer of 2007. Some subsequent managerial missteps and a badly missed earnings estimate in January 2008 sent its stock price reeling, though we held a decent-sized position at the end of June. LSI Industries provides outdoor, indoor and landscape lighting, graphics and related technology for a variety of commercial and industrial markets, with a specialty in gas station-convenience stores. The firm’s conservative balance sheet and strong position in a niche business remain bright spots, and we also think that it can ultimately manage its transition to more cost- and energy-efficient LED-based solutions. Each of these factors guided our decision to build our position in the first half.

      In general, micro-cap businesses with strong balance sheets have been weathering the bear market more effectively than those carrying greater amounts of debt. This has so far been true even in hard-hit areas such as technology, healthcare, financials and consumer stocks. What little broad success there was among micro-caps came mostly from the steel and energy industries. Approach Resources develops unconventional natural gas and oil properties onshore in the U.S. and British Columbia and saw its growing business attract investors wanting to get in on the good times for energy stocks. Olympic Steel, a processor and distributor of specialty steel products, reaped the rewards of the renewed dynamism in the U.S. steel industry.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08

LECG Corporation	$2,781,383

Thomas Weisel Partners Group	2,520,961

LSI Industries	2,281,657

Orchid Cellmark	2,263,130

Dynamic Materials	2,136,470

*Net of dividends

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$281 million

Weighted Average P/E Ratio**		12.7x

Weighted Average P/B Ratio		1.5x

Weighted Average Portfolio Yield		1.3%

Fund Net Assets		$564 million

Turnover Rate		23%

Number of Holdings		210

Symbol
Investment Class		RCMCX
Service Class		RCMSX

* Geometrically calculated
** The Fund’s P/E calculation excludes companies with zero or negative earnings (19% of portfolio holdings as of 6/30/08).

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/08

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RCM	13.65%	13.41	1.02

Russell 2000	10.29	14.38	0.72

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Royce Capital Fund 2008 Semiannual Report to Shareholders   |   11

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*			1.91%

One-Year			-9.82

Three-Year			6.28

Five-Year			14.50

10-Year			12.50

Since Inception (12/27/96)			13.46

ANNUAL EXPENSE RATIO

Operating Expenses			1.08%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RCS	Year	RCS

2007	-2.1%	2001	21.0%

2006	15.6	2000	33.3

2005	8.6	1999	8.2

2004	25.0	1998	8.9

2003	41.1	1997	17.1

2002	-13.8

TOP 10 POSITIONS % of Net Assets

Oil States International			3.6%

Unit Corporation			3.6

Gardner Denver			2.5

Sims Group ADR			2.5

Knight Capital Group Cl. A			2.2

Korn/Ferry International			1.9

Heidrick & Struggles International			1.7

Ensign Energy Services			1.6

Universal Stainless & Alloy Products			1.6

Superior Well Services			1.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			18.5%

Technology			14.6

Industrial Products			14.3

Industrial Services			12.3

Financial Intermediaries			9.0

Consumer Products			7.0

Health			5.4

Consumer Services			4.9

Miscellaneous			2.2

Cash and Cash Equivalents			11.8

Royce Capital Fund — Small-Cap Portfolio

Manager’s Discussion
A combination of strong down-market performance and solid turns in the first half’s brief upswings gave Royce Capital Fund—Small-Cap Portfolio (RCS) respectable absolute and terrific relative results. The Fund gained 1.9% for the year-to-date period ended 6/30/08, significantly ahead of its small-cap benchmark, the Russell 2000, which declined 9.4% for the same period. The year began in much the same way that 2007 ended, with nervous investors and falling stock prices. The first quarter was a bearish period that saw the Russell 2000 fall 9.9%, while RCS was down only 0.3%. When stocks rallied after reaching a new small-cap market trough on 3/10/08, the Fund continued to perform well. When that rally was snuffed out by the miserable June downturn, RCS again held its value well. The result was a volatile second quarter in which the Fund was up 2.2% versus a 0.6% gain for its benchmark.
         The Fund’s results were equally strong on a relative basis from the beginning of the new small-cap market cycle on 7/13/07 through 6/30/08, a period in which RCS lost 11.8% compared to a loss of 18.4% for the Russell 2000. The Fund was essentially even with the small-cap index from the small-cap market trough on 3/10/08 through 6/30/08, up 7.5% versus 7.6% for the Russell 2000.

      More focused on years and full market cycles than on months and quarters, we put a higher premium on long-term time periods. Measuring results from the previous cycle and other long-term periods presents an even more attractive picture. RCS substantially outpaced the Russell 2000 from the previous small-cap market peak on 3/9/00 through 6/30/08, up 193.8% versus 26.4%. In addition, RCS held a sizeable performance edge over the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/27/96) periods ended 6/30/08. The Fund’s average annual total return since inception was 13.5%.
        The Natural Resources sector dominated dollar-based performance, and the energy services industry similarly dominated that sector, posting dollar-based net gains more than triple that of the Fund’s next best-performing sector, Industrial Products. Oil States International operates three subsidiaries that provide specialty products and services to oil and gas drilling and production companies across the globe. Robust demand for its services played a large role in its success, though increased attention from Wall Street hardly hurt. We first began to buy shares of the company in 2003, attracted to its balance sheet and well-run business. Unit Corporation operates primarily as a contract drilling company, though

GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Oil States International	$6,426,309

Unit Corporation	6,075,205

Sims Group ADR	4,229,546

Gardner Denver	3,926,934

Superior Well Services	2,597,362

* Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts of retirement plans investing in the Fund. Returns as of the recent month-end may be obtained at www.roycefunds.com. All performance and risk information for RCS reflects Investment Class results. Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

12  |  Royce Capital Fund 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

its also has its own oil and natural gas exploration business. This hybrid approach kept it off the radar screens of many energy industry analysts when we first began to buy shares early in 2002. The record-shattering price of oil and its own growing businesses helped its share price to climb during the first half. We were content to hold our respective large positions in each of these companies because it appears to us that many energy-related stocks, in spite of enjoying enviable returns, have not kept up with the feverish pace of oil prices—in many cases their stock prices have not increased proportionally with commodity prices. The demand for Gardner Denver’s compressor, vacuum and fluid transfer products used in cleaning oil rigs also remained high.
     Many steel companies have been helped by the weak U.S. dollar, which has made domestic steel and scrap metal attractively priced to BRIC (Brazil, Russia, India and China) and other developing countries where large-scale infrastructure construction has continued at a heady pace. After Metal Management merged with Australian scrap-metal business Sims Group in March 2008, the price of the latter moved up appreciably, no doubt reaping a benefit from its global presence in an increasingly international market. It was a top-ten position at the end of the first half. Schnitzer Steel Industries operates three segments: metals recycling, auto parts metals and steel manufacturing. Its share price stumbled after the firm missed its 2008 fiscal first-quarter earnings estimate, but began to climb shortly afterward as increased profits led to a strong fiscal second quarter and a record fiscal third quarter. We took gains in April and June.

     An ongoing slump in its stock price led us to more than quadruple our stake in NETGEAR, a designer and manufacturer of networking products for home users and small businesses worldwide. We liked its innovative business, conservative balance sheet and earnings history, while other investors began bailing last summer after an earnings disappointment, and continued to sell after a product recall in January 2008. Rimage Corporation, which produces recordable CD and DVD publishing systems, endured recent earnings disappointments that sent investors scurrying. We added to our stake in April and June. Increased energy prices helped to gum up the performance of RV (recreational vehicle) maker Winnebago Industries and RV and small- to mid-sized bus manufacturer Thor Industries, leading us to slightly increase our position in each company.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08

NETGEAR	$3,155,073

Rimage Corporation	2,928,833

Winnebago Industries	2,413,068

Thor Industries	2,397,160

Heidrick & Struggles International	1,897,065

* Net of dividends

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$959 million

Weighted Average P/E Ratio**		12.4x

Weighted Average P/B Ratio		1.7x

Weighted Average Portfolio Yield		0.8%

Fund Net Assets		$372 million

Turnover Rate		22%

Number of Holdings		95

Symbol
Investment Class		RCPFX
Service Class		RCSSX

* Geometrically calculated
** The Fund’s P/E calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 6/30/08).

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/08

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RCS	14.50%	12.26	1.18

Russell 2000	10.29	14.38	0.72

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Royce Capital Fund 2008 Semiannual Report to Shareholders   |   13

Schedules of Investments

Royce Capital Fund – Micro-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS – 91.5%

Consumer Products – 5.9%
Apparel, Shoes and Accessories - 2.1%
LaCrosse Footwear	260,109	$3,805,395
Steven Madden [a]	128,971	2,370,487
True Religion Apparel [a,b]	108,100	2,880,865
Volcom [a,b]	116,000	2,775,880

		11,832,627

Food/Beverage/Tobacco - 0.9%
Asian Citrus Holdings	349,364	2,000,656
Jones Soda [a,b]	1,004,500	3,234,490

		5,235,146

Health, Beauty and Nutrition - 0.3%
Nutraceutical International [a]	146,500	1,758,000

Home Furnishing and Appliances - 0.9%
AS Creation Tapeten	84,980	4,850,136

Sports and Recreation - 1.7%
Arctic Cat	596,360	4,681,426
Piscines Desjoyaux	147,000	2,147,803
RC2 Corporation [a]	147,000	2,728,320

		9,557,549

Total (Cost $36,156,408)		33,233,458

Consumer Services – 5.8%
Leisure and Entertainment - 0.8%
FortuNet [a,b]	148,595	930,205
New Frontier Media	903,588	3,533,029

		4,463,234

Online Commerce - 0.4%
CryptoLogic	147,600	2,119,536

Restaurants and Lodgings - 0.7%
Benihana [a,b]	61,314	383,826
Benihana Cl. A [a,b]	127,930	811,076
City Lodge Hotels	325,000	2,905,076

		4,099,978

Retail Stores - 3.1%
A.C. Moore Arts & Crafts [a]	239,500	1,688,475
Buckle (The)	79,350	3,628,676
Cache [a]	460,800	4,930,560
Cato Corporation (The) Cl. A	124,500	1,772,880
Dover Saddlery [a,b]	120,365	475,442
Duckwall-ALCO Stores [a]	11,552	106,278
Jos. A. Bank Clothiers [a,b]	118,600	3,172,550
Stein Mart [a,b]	383,551	1,729,815

		17,504,676

Other Consumer Services - 0.8%
Collectors Universe	225,807	1,831,295
First Cash Financial Services [a,b]	182,800	2,740,172

		4,571,467

Total (Cost $39,755,498)		32,758,891

	SHARES	VALUE
Financial Intermediaries – 4.7%
Banking - 1.5%
Bancorp (The) [a]	127,528	$971,764
BB Holdings [a]	836,924	3,792,485
Canadian Western Bank	150,800	3,660,194

		8,424,443

Insurance - 2.2%
American Physicians Service Group	120,000	2,644,800
American Safety Insurance Holdings [a]	163,200	2,346,816
Argo Group International Holdings [a]	70,027	2,350,106
Navigators Group [a,b]	56,300	3,043,015
United Fire & Casualty	78,630	2,117,506

		12,502,243

Securities Brokers - 1.0%
Sanders Morris Harris Group	584,000	3,959,520
Thomas Weisel Partners Group [a,b]	314,600	1,720,862

		5,680,382

Total (Cost $25,338,215)		26,607,068

Financial Services – 3.2%
Information and Processing - 0.1%
EDGAR Online [a,b]	330,700	608,488

Investment Management - 3.1%
Anima	1,305,150	2,959,048
Brait	1,087,300	2,791,153
CapMan Cl. B	1,062,359	4,181,581
Deutsche Beteiligungs	219,700	5,555,265
U.S. Global Investors Cl. A	112,300	1,881,025

		17,368,072

Total (Cost $23,722,089)		17,976,560

Health – 9.5%
Commercial Services - 0.4%
PDI [a]	222,700	1,939,717

Drugs and Biotech - 2.2%
Cell Genesys [a]	417,500	1,085,500
DUSA Pharmaceuticals [a,b]	525,649	1,056,554
Dyax Corporation [a,b]	678,216	2,102,470
Fornix Biosciences	104,503	1,908,604
Lexicon Pharmaceuticals [a,b]	657,600	1,052,160
Maxygen [a]	147,000	498,330
Orchid Cellmark [a]	884,200	2,298,920
ULURU [a]	2,077,690	1,766,037
YM Biosciences [a]	947,400	890,556

		12,659,131

Health Services - 1.6%
Bio-Imaging Technologies [a,b]	303,823	2,248,290
Computer Programs and Systems	108,500	1,880,305
CorVel Corporation [a,b]	78,225	2,649,481
U.S. Physical Therapy [a]	141,960	2,329,564

		9,107,640

Medical Products and Devices - 5.3%
Anika Therapeutics [a]	123,252	1,058,735
Bruker Corporation [a]	454,343	5,838,308

14 | Royce Capital Fund 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
Caliper Life Sciences [a,b]	321,000	$831,390
Cerus Corporation [a,b]	400,000	1,636,000
ICU Medical [a,b]	15,000	343,200
Merit Medical Systems [a]	176,600	2,596,020
Neogen Corporation [a,b]	180,250	4,125,922
NMT Medical [a,b]	174,800	816,316
Northstar Neuroscience [a,b]	409,700	651,423
SenoRx [a]	217,500	1,679,100
Shamir Optical Industry	145,700	1,012,615
Syneron Medical [a,b]	235,144	3,865,767
Thermage [a]	327,900	937,794
Vital Images [a,b]	123,700	1,538,828
Young Innovations	149,465	3,111,861

		30,043,279

Total (Cost $63,132,448)		53,749,767

Industrial Products – 8.7%
Automotive - 1.3%
ATC Technology [a,b]	122,300	2,847,144
Landi Renzo	761,000	4,696,776

		7,543,920

Building Systems and Components - 1.6%
AAON	204,275	3,934,336
Drew Industries [a,b]	145,600	2,322,320
LSI Industries	304,499	2,472,532

		8,729,188

Industrial Components - 0.3%
†Orion Energy Systems [a,b]	174,100	1,741,000

Machinery - 2.1%
Exel Industries Cl. A	20,500	1,499,232
Kadant [a,b]	77,300	1,746,980
Key Technology [a]	130,300	4,144,843
Technotrans	193,000	4,223,780

		11,614,835

Metal Fabrication and Distribution - 2.0%
Dynamic Materials	90,300	2,975,385
Izmir Demir Celik Sanayi	451,500	1,025,717
Olympic Steel	69,900	5,306,808
SamuelManu-Tech	243,800	2,115,946

		11,423,856

Miscellaneous Manufacturing - 0.7%
Peerless Manufacturing [a]	87,400	4,096,438

Specialty Chemicals and Materials - 0.7%
American Vanguard	162,933	2,004,076
Hawkins	128,300	1,919,368

		3,923,444

Textiles - 0.0%
Marimekko	7,648	167,376

Total (Cost $37,622,409)		49,240,057

Industrial Services – 14.5%
Advertising and Publishing - 0.1%
Haynes Publishing Group	171,800	590,294

	SHARES	VALUE
Industrial Services (continued)
Commercial Services - 6.2%
Barrett Business Services	84,099	$994,891
†CRA International [a,b]	70,106	2,534,332
Electro Rent	148,200	1,858,428
eTelecare Global Solutions ADR [a]	364,100	1,944,294
Exponent [a]	127,328	3,999,372
GP Strategies [a]	353,000	3,547,650
Intersections [a]	340,300	3,719,479
Kforce [a]	585,800	4,973,442
LECG Corporation [a]	424,396	3,709,221
Lincoln Educational Services [a,b]	378,400	4,400,792
PeopleSupport [a]	219,987	1,869,890
Willdan Group [a]	290,100	1,395,381

		34,947,172

Engineering and Construction - 1.5%
Cavco Industries [a]	149,481	4,892,513
Sterling Construction [a]	187,000	3,713,820

		8,606,333

Food, Tobacco and Agriculture - 1.7%
Imperial Sugar	275,400	4,276,962
Sipef	3,000	2,298,998
Zapata Corporation [a]	394,300	2,756,157

		9,332,117

Industrial Distribution - 0.4%
Houston Wire & Cable	119,900	2,386,010

Printing - 1.2%
Courier Corporation	159,618	3,205,129
CSS Industries	84,300	2,041,746
Ennis	108,400	1,696,460

		6,943,335

Transportation and Logistics - 3.4%
Euroseas	352,049	4,566,076
Marten Transport [a]	321,449	5,133,541
Patriot Transportation Holding [a,b]	66,281	5,302,480
Vitran Corporation [a]	259,050	3,883,159

		18,885,256

Total (Cost $87,512,920)		81,690,517

Natural Resources – 18.1%
Energy Services - 6.0%
Boots & Coots International Well Control [a]	1,250,000	2,975,000
Gulf Island Fabrication	28,200	1,379,826
Particle Drilling Technologies [a,b]	368,825	922,062
Pioneer Drilling [a]	152,500	2,868,525
Savanna Energy Services	86,084	1,983,891
Superior Well Services [a,b]	160,600	5,092,626
Tesco Corporation [a]	167,000	5,335,650
TGC Industries [a]	614,625	5,470,163
Total Energy Services Trust	567,900	4,689,338
World Energy Solutions [a]	2,239,400	2,854,977

		33,572,058

Oil and Gas - 1.5%
Approach Resources [a]	230,500	6,175,095

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2008 Semiannual Report to Shareholders | 15

Schedules of Investments

Royce Capital Fund – Micro-Cap Portfolio (continued)

	SHARES	VALUE
Natural Resources (continued)
Oil and Gas (continued)
Kodiak Oil & Gas [a,b]	560,500	$2,555,880
PetroCorp [a,c]	163,200	0

		8,730,975

Precious Metals and Mining - 10.0%
Alamos Gold [a]	429,200	2,588,585
Allied Nevada Gold [a]	920,109	5,419,442
Aquiline Resources [a]	221,000	1,677,493
Bear Creek Mining [a]	338,200	1,641,748
Central African Gold [a]	1,571,326	586,846
Crosshair Exploration & Mining [a]	1,299,500	1,000,615
Eldorado Gold [a]	200,000	1,730,000
Endeavour Mining Capital	722,900	5,246,112
Endeavour Silver [a,b]	428,100	1,335,672
Entree Gold [a]	988,700	1,918,078
First Majestic Silver [a]	702,800	3,170,423
Gammon Gold [a]	342,447	3,715,550
Great Basin Gold [a]	526,500	1,791,659
Greystar Resources [a]	418,800	1,589,444
Hecla Mining [a,b]	156,100	1,445,486
Linear Gold [a]	483,800	925,184
Midway Gold [a]	782,900	1,535,550
Minco Silver [a]	842,700	2,809,826
Quaterra Resources [a,b]	542,500	1,729,062
Red Back Mining [a]	677,100	5,710,562
Rusoro Mining [a]	626,900	799,225
Silvercorp Metals	317,400	1,867,608
Uranium Resources [a,b]	237,900	877,851
US Gold [a]	836,796	1,941,367
US Silver [a]	2,469,000	1,089,585
Western Copper [a,b]	1,611,200	2,006,692

		56,149,665

Real Estate - 0.6%
Kennedy-Wilson [a,b]	84,000	3,591,000

Total (Cost $87,183,329)		102,043,698

Technology – 16.9%
Aerospace and Defense - 2.0%
Aerovironment [a]	125,770	3,418,429
American Science & Engineering	62,000	3,194,860
Ducommun [a]	131,400	3,016,944
Integral Systems [a]	49,756	1,925,557

		11,555,790

Components and Systems - 1.5%
Excel Technology [a]	228,700	5,104,584
LaCie	334,210	2,036,384
†Super Micro Computer [a,b]	121,200	894,456
Viscom	43,018	360,322

		8,395,746

Distribution - 0.7%
Diploma	1,200,000	3,896,057

Internet Software and Services - 0.3%
Answers Corporation [a,b]	65,700	239,805
	SHARES	VALUE
Technology (continued)
Internet Software and Services (continued)
SupportSoft [a,b]	372,100	$1,209,325

		1,449,130

IT Services - 0.6%
Neurones	368,000	3,244,629

Semiconductors and Equipment - 6.0%
Advanced Energy Industries [a]	141,100	1,933,070
Cascade Microtech [a]	184,763	1,215,740
CEVA [a]	412,500	3,287,625
Eagle Test Systems [a,b]	282,000	3,158,400
GSI Technology [a]	482,500	1,872,100
Ikanos Communications [a]	309,400	1,042,678
Integrated Silicon Solution [a]	274,696	1,527,310
PDF Solutions [a,b]	607,624	3,615,363
QuickLogic Corporation [a]	287,800	480,626
Rubicon Technology [a,b]	54,800	1,113,536
Rudolph Technologies [a,b]	188,800	1,453,760
Semitool [a]	275,500	2,069,005
Supertex [a]	161,800	3,776,412
TTM Technologies [a]	568,800	7,513,848

		34,059,473

Software - 2.2%
Datasul	375,000	5,345,112
Fundtech [a]	136,100	1,958,479
Pervasive Software [a,b]	324,400	1,385,188
PLATO Learning [a]	829,237	2,197,478
SeaChange International [a,b]	244,400	1,749,904

		12,636,161

Telecommunications - 3.6%
Anaren [a]	413,100	4,366,467
Atlantic Tele-Network	170,350	4,686,329
†Ceragon Networks [a,b]	358,902	2,777,901
Digi International [a]	256,200	2,011,170
KVH Industries [a]	199,400	1,661,002
Novatel Wireless [a]	407,000	4,529,910

		20,032,779

Total (Cost $99,638,237)		95,269,765

Miscellaneous [d] – 4.2%
Total (Cost $28,813,182)		23,905,039

TOTAL COMMON STOCKS
(Cost $528,874,735)		516,474,820

PREFERRED STOCK – 0.4%
Kennedy-Wilson Conv. [c,e]
(Cost $2,140,000)	2,140	2,178,220

16 | Royce Capital Fund 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

Royce Capital Fund – Small-Cap Portfolio

		VALUE

REPURCHASE AGREEMENT – 8.3%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $47,215,689 (collateralized
by obligations of various U.S. Government
Agencies, valued at $48,393,369)
(Cost $47,213,000)		$47,213,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 6.2%
Fannie Mae-Discount Notes
due 7/9/08-12/31/08	$ 4,018	4,017
Fannie Mae-Notes
3.375%-6.00%
due 3/5/10-4/18/36	1,107	1,127
Federal Home Loan Bank-Bonds
5.53%
due 10/10/13	1	1
Federal Home Loan Bank-Discount Notes
due 11/19/08-12/31/08	1,547	1,547
Freddie Mac-Notes
3.05%
due 4/28/10	224	226
U.S. Treasury Bills
due 11/13/08-11/20/08	3,128	3,128
U.S. Treasury Bonds
2.375%-8.875%
due 5/15/17-1/15/25	67,790	69,377
U.S. Treasury Notes
1.875%-5.00%
due 4/30/09-7/15/15	27,067	27,289
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-2.6748%)		34,709,252

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $34,815,964)		34,815,964

TOTAL INVESTMENTS – 106.4%
(Cost $613,043,699)		600,682,004

LIABILITIES LESS CASH
AND OTHER ASSETS – (6.4)%		(36,196,182)

NET ASSETS – 100.0%		$564,485,822

	SHARES	VALUE
COMMON STOCKS – 88.2%

Consumer Products – 7.0%
Apparel, Shoes and Accessories - 0.2%
K-Swiss Cl. A	42,200	$620,340

Food/Beverage/Tobacco - 0.4%
Sanderson Farms	46,800	1,615,536

Health, Beauty and Nutrition - 4.3%
Inter Parfums	317,296	4,759,440
†NBTY [a]	116,900	3,747,814
Nu Skin Enterprises Cl. A	266,100	3,970,212
Nutraceutical International [a]	285,104	3,421,248

		15,898,714

Home Furnishing and Appliances - 0.6%
Ethan Allen Interiors	86,400	2,125,440

Sports and Recreation - 1.5%
Thor Industries	147,800	3,142,228
Winnebago Industries	245,200	2,498,588

		5,640,816

Total (Cost $32,507,889)		25,900,846

Consumer Services – 4.9%
Leisure and Entertainment - 1.5%
International Speedway Cl. A	94,800	3,700,044
†Monarch Casino & Resort [a,b]	166,100	1,959,980

		5,660,024

Retail Stores - 3.4%
Buckle (The)	98,600	4,508,978
Cato Corporation (The) Cl. A	240,900	3,430,416
Dress Barn (The) [a,b]	350,600	4,691,028

		12,630,422

Total (Cost $20,899,918)		18,290,446

Financial Intermediaries – 9.0%
Insurance - 6.4%
AmCOMP [a]	154,214	1,498,960
American Safety Insurance Holdings [a]	178,716	2,569,936
Aspen Insurance Holdings	182,700	4,324,509
EMC Insurance Group	86,722	2,088,266
Harleysville Group	33,427	1,130,835
Max Capital Group	165,503	3,530,179
Meadowbrook Insurance Group	500,700	2,653,710
Montpelier Re Holdings [b]	99,000	1,460,250
ProAssurance Corporation [a]	14,100	678,351
United America Indemnity [a]	3,532	47,223
United Fire & Casualty	68,900	1,855,477
†Validus Holdings [b]	95,100	2,020,875

		23,858,571

Securities Brokers - 2.6%
Knight Capital Group Cl. A a,b	454,500	8,171,910
Thomas Weisel Partners Group [a]	254,194	1,390,441

		9,562,351

Total (Cost $37,801,611)		33,420,922

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2008 Semiannual Report to Shareholders | 17

Schedules of Investments

Royce Capital Fund – Small-Cap Portfolio (continued)

	SHARES	VALUE
Health – 5.4%
Drugs and Biotech - 1.0%
Emergent Biosolutions [a,b]	378,620	$3,759,697

Health Services - 1.2%
LCA-Vision	135,400	645,858
U.S. Physical Therapy [a]	226,200	3,711,942

		4,357,800

Medical Products and Devices - 3.2%
Cutera [a,b]	250,122	2,258,602
Home Diagnostics [a,b]	396,351	3,590,940
Palomar Medical Technologies [a,b]	268,000	2,674,640
Vital Signs	61,221	3,476,128

		12,000,310

Total (Cost $21,684,935)		20,117,807

Industrial Products – 14.3%
Automotive - 0.6%
Dorman Products [a]	208,259	1,678,568
Miller Industries [a,b]	66,000	657,360

		2,335,928

Building Systems and Components - 1.5%
Drew Industries [a,b]	135,900	2,167,605
Simpson Manufacturing [b]	139,485	3,311,374

		5,478,979

Industrial Components - 0.7%
Bel Fuse Cl. A	49,762	1,393,336
Bel Fuse Cl. B	46,888	1,158,602

		2,551,938

Machinery - 2.2%
Lincoln Electric Holdings	50,500	3,974,350
Woodward Governor	113,300	4,040,278

		8,014,628

Metal Fabrication and Distribution - 6.5%
†Carpenter Technology	85,500	3,732,075
Schnitzer Steel Industries Cl. A	47,000	5,386,200
†Sims Group ADR	232,470	9,275,553
Universal Stainless & Alloy Products [a,b]	161,760	5,991,590

		24,385,418

Pumps, Valves and Bearings - 2.5%
Gardner Denver [a]	164,500	9,343,600

Specialty Chemicals and Materials - 0.3%
Westlake Chemical	82,800	1,230,408

Total (Cost $40,264,207)		53,340,899

Industrial Services – 12.3%
Commercial Services - 9.0%
Barrett Business Services	206,426	2,442,019
CRA International [a]	110,718	4,002,456
Heidrick & Struggles International	225,800	6,241,112
Kforce [a]	472,100	4,008,129
Korn/Ferry International [a,b]	461,700	7,262,541
Resources Connection [a]	223,400	4,546,190
TrueBlue [a]	372,800	4,924,688

		33,427,135

	SHARES	VALUE
Industrial Services (continued)
Industrial Distribution - 1.3%
Applied Industrial Technologies	199,900	$4,831,583

Transportation and Logistics - 2.0%
Arkansas Best	108,500	3,975,440
Heartland Express	243,200	3,626,112

		7,601,552

Total (Cost $57,237,044)		45,860,270

Natural Resources – 18.5%
Energy Services - 13.6%
Ensign Energy Services	276,200	6,018,598
Oil States International [a,b]	209,600	13,297,024
Patterson-UTI Energy	35,400	1,275,816
Pioneer Drilling [a]	184,864	3,477,292
RPC	198,500	3,334,800
Superior Well Services [a]	187,788	5,954,757
Trican Well Service	155,400	3,863,283
Unit Corporation [a]	159,800	13,258,606

		50,480,176

Oil and Gas - 1.1%
Cimarex Energy	58,518	4,076,949

Precious Metals and Mining - 3.4%
Agnico-Eagle Mines	79,600	5,919,852
Pan American Silver [a]	86,000	2,973,880
Red Back Mining [a]	247,700	2,089,066
Silver Standard Resources [a]	56,400	1,615,860

		12,598,658

Real Estate - 0.4%
W.P. Carey & Co.	57,552	1,652,318

Total (Cost $38,758,812)		68,808,101

Technology – 14.6%
Components and Systems - 4.0%
MKS Instruments [a]	260,700	5,709,330
MTS Systems	111,109	3,986,591
Rimage Corporation [a]	257,045	3,184,788
†Super Micro Computer [a,b]	291,650	2,152,377

		15,033,086

Semiconductors and Equipment - 6.6%
Advanced Energy Industries [a]	282,400	3,868,880
Eagle Test Systems [a,b]	421,869	4,724,933
Entegris [a]	556,500	3,645,075
Fairchild Semiconductor International [a]	112,100	1,314,933
OmniVision Technologies [a]	244,614	2,957,383
Semitool [a]	47,700	358,227
Techwell [a,b]	78,860	971,555
Trident Microsystems [a]	593,900	2,167,735
Verigy [a]	191,900	4,358,049

		24,366,770

Software - 0.6%
Sonic Solutions [a]	389,200	2,319,632

Telecommunications - 3.4%
Comtech Telecommunications [a]	95,200	4,664,800

18 | Royce Capital Fund 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Technology (continued)
Telecommunications (continued)
NETGEAR [a]	300,200	$4,160,772
Radyne Corporation [a]	334,291	3,820,946

		12,646,518

Total (Cost $65,572,834)		54,366,006

Miscellaneous [d] – 2.2%
Total (Cost $9,220,490)		8,214,762

TOTAL COMMON STOCKS
(Cost $323,947,740)		328,320,059

REPURCHASE AGREEMENT – 12.3%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $45,737,604 (collateralized
by obligations of various U.S. Government
Agencies, valued at $46,883,265)
(Cost $45,735,000)		45,735,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 3.9%
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-2.6748%)
(Cost $14,480,301)		14,480,301

TOTAL INVESTMENTS – 104.4%
(Cost $384,163,041)		388,535,360

LIABILITIES LESS CASH
AND OTHER ASSETS – (4.4)%		(16,311,993)

NET ASSETS – 100.0%		$372,223,367

†	New additions in 2008.

[a]	Non-income producing.

[b]	All or a portion of these securities were on loan at June 30, 2008.

[c]	Securities for which market quotations are not readily available represent 0.4% of net assets for Royce Micro-Cap Portfolio. These securities have been valued at their fair value under procedures established by the Fund’s Board of Trustees.

[d]	Includes securities first acquired in 2008 and less than 1% of net assets.

[e]	This security, and the common stock into which the security is convertible, are not and will not be registered under the Securities Act of 1933 and related rules (“restricted security”). Accordingly, such securities may not be offered, sold, transferred or delivered, directly or indirectly, unless (i) such shares are registered under the Securities Act and any other applicable state securities laws, or (ii) an exemption from registration under the Securities Act and any other applicable state securities laws is available.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2008 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2008 Semiannual Report to Shareholders | 19

Statements of Assets and Liabilities	June 30, 2008 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
ASSETS:
Investments at value
(including collateral on loaned securities)*	$553,469,004	$342,800,360
Repurchase agreements (at cost and value)	47,213,000	45,735,000
Cash and foreign currency	11,263	571
Receivable for investments sold	2,017,094	841,192
Receivable for capital shares sold	227,123	322,612
Receivable for dividends and interest	266,065	149,608
Prepaid expenses and other assets	3,521	1,828

Total Assets	603,207,070	389,851,171

LIABILITIES:
Payable for collateral on loaned securities	34,815,964	14,480,301
Payable for investments purchased	2,884,155	2,185,765
Payable for capital shares redeemed	302,225	552,184
Payable for investment advisory fees	598,526	311,812
Accrued expenses	120,378	97,742

Total Liabilities	38,721,248	17,627,804

Net Assets	$564,485,822	$372,223,367

ANALYSIS OF NET ASSETS:
Paid-in capital	$489,719,297	$337,653,162
Undistributed net investment income (loss)	4,160,386	1,855,405
Accumulated net realized gain (loss) on investments and foreign currency	82,967,930	28,342,582
Net unrealized appreciation (depreciation) on investments and foreign currency	(12,361,791)	4,372,218

Net Assets	$564,485,822	$372,223,367

Investment Class	$561,225,424	$370,226,358
Service Class	3,260,398	1,997,009

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	44,833,087	36,476,939
Service Class	261,242	197,601

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
(offering and redemption price per share)
Investment Class	$ 12.52	$ 10.15
Service Class	12.48	10.11

* Investments at identified cost	$565,830,699	$338,428,041
Market value of loaned securities	33,072,436	14,056,656

20 | Royce Capital Fund 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio

	Six months ended		Six months ended
	6/30/08	Year ended	6/30/08	Year ended
	(unaudited)	12/31/07	(unaudited)	12/31/07
INVESTMENT OPERATIONS:
Net investment income (loss)	$4,529,863	$1,206,158	$(144,011)	$1,999,916
Net realized gain (loss) on investments and foreign currency	30,556,079	59,162,715	(79,892)	28,423,391
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(80,085,950)	(37,328,290)	6,173,016	(41,506,884)

Net increase (decrease) in net assets from investment operations	(45,000,008)	23,040,583	5,949,113	(11,083,577)

DISTRIBUTIONS:
Net investment income
Investment Class	–	(9,361,854)	–	(180,956)
Service Class	–	(35,888)	–	–
Net realized gain on investments and foreign currency
Investment Class	–	(53,346,171)	–	(15,743,210)
Service Class	–	(235,606)	–	(79,740)

Total distributions	–	(62,979,519)	–	(16,003,906)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	52,861,725	160,003,809	44,885,195	116,967,688
Service Class	723,921	3,215,912	405,358	2,184,727
Distributions reinvested
Investment Class	–	62,708,019	–	15,924,166
Service Class	–	271,494	–	79,740
Value of shares redeemed
Investment Class	(76,840,866)	(114,348,536)	(26,334,077)	(34,312,008)
Service Class	(727,375)	(961,816)	(75,898)	(554,804)

Net increase (decrease) in net assets from capital share transactions	(23,982,595)	110,888,882	18,880,578	100,289,509

NET INCREASE (DECREASE) IN NET ASSETS	(68,982,603)	70,949,946	24,829,691	73,202,026
NET ASSETS:
Beginning of period	633,468,425	562,518,479	347,393,676	274,191,650

End of period	$564,485,822	$633,468,425	$372,223,367	$347,393,676

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	$4,160,386	$(369,476)	$1,855,405	$1,999,415

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2008 Semiannual Report to Shareholders | 21

Statements of Operations	Six Months Ended June 30, 2008 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
INVESTMENT INCOME:
Income:
Dividends	$7,521,702	$1,286,699
Interest	585,931	401,106
Securities lending	241,999	76,038

Total income	8,349,632	1,763,843

Expenses:
Investment advisory fees	3,599,175	1,760,573
Distribution fees	4,050	2,222
Custody	67,922	19,124
Shareholder reports	60,266	67,531
Administrative and office facilities	25,263	14,514
Trustees’ fees	21,263	12,870
Audit	15,000	15,000
Shareholder servicing	12,974	11,968
Legal	3,226	1,849
Registration	2,529	760
Other expenses	13,492	7,185

Total expenses	3,825,160	1,913,596
Compensating balance credits	(22)	(550)
Expenses reimbursed by investment adviser
Service Class	(5,369)	(5,192)

Net expenses	3,819,769	1,907,854

Net investment income (loss)	4,529,863	(144,011)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency	30,556,079	(79,892)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(80,085,950)	6,173,016)

Net realized and unrealized gain (loss) on investments and foreign currency	(49,529,871)	6,093,124

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(45,000,008)	$5,949,113

22 | Royce Capital Fund 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and			Distributions from						Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Micro-Cap Portfolio – Investment Class
†2008	$13.47	$0.10	$(1.05)	$(0.95)	$–	$–	$–	$12.52	(7.05	)%#	$561,226	1.33	%*	1.33	%*	1.33	%*	1.57%*	23%
2007	14.40	0.03	0.53	0.56	(0.22)	(1.27)	(1.49)	13.47	3.98		629,953	1.31		1.31		1.31		0.19	47
2006	12.57	0.01	2.63	2.64	(0.03)	(0.78)	(0.81)	14.40	21.07		561,257	1.32		1.31		1.31		(0.09)	41
2005	11.50	(0.05)	1.38	1.33	(0.06)	(0.20)	(0.26)	12.57	11.61		384,069	1.33		1.33		1.33		(0.51)	38
2004	10.90	(0.09)	1.58	1.49	–	(0.89)	(0.89)	11.50	13.85		345,499	1.34		1.34		1.34		(0.78)	38
2003	7.60	(0.08)	3.80	3.72	–	(0.42)	(0.42)	10.90	49.16		249,652	1.36		1.36		1.35		(0.84)	41

Micro-Cap Portfolio – Service Class (a)
†2008	$13.45	$0.09	$(1.06)	$(0.97)	$–	$–	$–	$12.48	(7.21	)%#	$3,260	1.91	%*	1.91	%*	1.58	%*	1.36%*	23%
2007	14.39	(0.06)	0.58	0.52	(0.19)	(1.27)	(1.46)	13.45	3.71		3,515	2.11		2.11		1.58		(0.06)	47
2006	14.90	(0.04)	0.34	0.30	(0.02)	(0.79)	(0.81)	14.39	2.06	#	1,262	8.67	*	8.67	*	1.58	*	0.16 *	41

Small-Cap Portfolio – Investment Class
†2008	$9.96	$(0.00)	$0.19	$0.19	$–	$–	$–	$10.15	1.91	%#	$370,226	1.08	%*	1.08	%*	1.08	%*	(0.08)%*	22%
2007	10.67	0.07	(0.30)	(0.23)	(0.00)	(0.48)	(0.48)	9.96	(2.14)		345,747	1.09		1.08		1.08		0.60	64
2006	9.67	0.00	1.51	1.51	(0.01)	(0.50)	(0.51)	10.67	15.57		274,089	1.08		1.08		1.08		0.08	54
2005	9.00	0.01	0.76	0.77	–	(0.10)	(0.10)	9.67	8.56		187,039	1.11		1.11		1.11		0.11	45
2004	7.59	(0.05)	1.93	1.88	–	(0.47)	(0.47)	9.00	24.95		110,911	1.14		1.14		1.14		(0.62)	47
2003	5.71	(0.04)	2.38	2.34	–	(0.46)	(0.46)	7.59	41.10		57,391	1.21		1.21		1.21		(0.55)	70

Small-Cap Portfolio – Service Class (a)
†2008	$9.94	$(0.02)	$0.19	$0.17	$–	$–	$–	$10.11	1.71	%#	$1,997	1.94	%*	1.94	%*	1.36	%*	(0.36)%*	22%
2007	10.67	0.03	(0.28)	(0.25)	–	(0.48)	(0.48)	9.94	(2.37)		1,647	2.09		2.09		1.36		0.23	64
2006	10.85	(0.01)	0.33	0.32	–	(0.50)	(0.50)	10.67	2.94	#	103	15.77	*	15.77	*	1.36	*	(0.12)*	54

(a)	The Class commenced operations on May 2, 2006.

*	Annualized.

#	Not annualized.

†	Six months ended June 30, 2008 (unaudited).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2008 Semiannual Report to Shareholders | 23

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration, shareholder reports, compensating balance credits and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.
      Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels below:
          Level 1 – quoted prices in active markets for identical securities
          Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
          Level 3 – significant observable inputs (including the Fund’s own assumptions in determining the fair value of investments)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2008:

	Level 1	Level 2	Level 3	Total

Micro-Cap Portfolio	$379,664,202	$218,839,582	$2,178,220	$600,682,004
Small-Cap Portfolio	316,349,113	72,186,247	-	388,535,360

Level 3 Reconciliation:
	Balance as of 12/31/07	Change in unrealized appreciation	Purchases	Balance as of 6/30/08

Micro-Cap Portfolio	-	$38,220	$2,140,000	$2,178,220

Repurchase Agreements:

The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:

The Funds value their non-U.S. securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

24 | Royce Capital Fund 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
   The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

Distributions and Taxes:
    As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
   The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gain are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
    The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
    The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
    The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the six months ended June 30, 2008.

Capital Share Transactions (in shares):

			Shares issued for
	Shares sold		reinvestment of distributions		Shares redeemed		Net increase (decrease) in shares outstanding

	Period ended 6/30/08 (unaudited)	Period ended 12/31/07	Period ended 6/30/08 (unaudited)	Period ended 12/31/07	Period ended 6/30/08 (unaudited)	Period ended 12/31/07	Period ended 6/30/08 (unaudited)	Period ended 12/31/07

Micro-Cap Portfolio
Investment Class	4,151,273	10,635,970	–	4,690,203	(6,084,070)	(7,534,125)	(1,932,797)	7,792,048
Service Class	57,086	217,328	–	20,336	(57,250)	(63,948)	(164)	173,716

Small-Cap Portfolio
Investment Class	4,455,056	10,546,957	–	1,592,417	(2,680,668)	(3,114,213)	1,774,388	9,025,161
Service Class	39,527	199,236	–	7,998	(7,660)	(51,148)	31,867	156,086

Royce Capital Fund 2008 Semiannual Report to Shareholders | 25

Notes to Financial Statements (unaudited) (continued)

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.00% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to reimburse expenses to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.58% and 1.36% for the Service Classes of Micro-Cap Portfolio and Small-Cap Portfolio, respectively, through December 31, 2008. For the six months ended June 30, 2008, Micro-Cap Portfolio recorded advisory fees of $3,599,175 and Small-Cap Portfolio recorded advisory fees of $1,760,573.

 Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the six months ended June 30, 2008, Micro-Cap Portfolio-Service Class recorded net distribution fees of $4,050 and Small-Cap Portfolio-Service Class recorded net distribution fees of $2,222.

 Purchases and Sales of Investment Securities:
   For the six months ended June 30, 2008, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales
Micro-Cap Portfolio	$130,051,418	$123,272,009
Small-Cap Portfolio	75,098,750	70,842,707

Class Specific Expenses:
    Class specific expenses were as follows:
	Net Distribution Fees	Shareholder Servicing	Shareholder Reports	Registration	Transfer Agent Balance Credits	Total	Expenses Reimbursed by Investment Adviser
Micro-Cap Portfolio – Investment Class	$–	$7,825	$59,592	$2,494	$(24)	$69,887	$–
Micro-Cap Portfolio – Service Class	4,050	5,149	674	35	2	9,910	5,369
	4,050	12,974	60,266	2,529	(22)
	–	6,827	66,852	760	(2)	74,437	–
Small-Cap Portfolio – Investment Class	2,222	5,141	679	–	2	8,044	5,192
Small-Cap Portfolio – Service Class	2,222	11,968	67,531	760	–

Tax Information:
   At June 30, 2008, unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:
		Net Unrealized Appreciation	Gross Unrealized
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Micro-Cap Portfolio	$613,231,296	$(12,549,292)	$87,514,463	$100,063,755
Small-Cap Portfolio	384,172,096	4,363,264	58,984,438	54,621,174

   The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

26 | Royce Capital Fund 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2008 and held for the entire six-month period ended June 30, 2008. Service Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform.

Actual Expenses

The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2008 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/08	6/30/08	Period(1)	1/1/08	6/30/08	Period(1)	Ratio(2)
Investment Class

Micro-Cap Portfolio	$1,000.00	$929.47	$6.38	$1,000.00	$1,018.25	$6.67	1.33%
Small-Cap Portfolio	1,000.00	1,019.08	5.42	1,000.00	1,019,49	5.42	1.08%

Service Class

Micro-Cap Portfolio	1,000.00	927.88	7.57	1,000.00	1,017.01	7.92	1.58%
Small-Cap Portfolio	1,000.00	1,017.10	6.82	1,000.00	1,018.10	6.82	1.36%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half-year divided by 366 days (to reflect the half-year period). This information does not include fees or expenses of the variable annuity contracts or retirement plans investing in the Fund.
(2)	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

Royce Capital Fund 2008 Semiannual Report to Shareholders | 27

Board Approval of Investment Advisory Agreements

At meetings held on June 4-5, 2008, Royce Capital Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and each of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their “peer group” and “category”, information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process such as payments made to R&A or its affiliates relating to allocation of Fund brokerage commissions, and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent legal counsel. While the Investment Advisory Agreements for the Funds were considered at the same meetings, the trustees dealt with each agreement separately. Among other factors, the trustees noted that they considered the following:
   The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 30 years of small-cap value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing The Royce Funds; (iii) R&A’s sole focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing The Royce Funds over more than 30 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on shareholder interests. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that during 2008 R&A provided certain administrative services to the Fund at cost pursuant to the Administration Agreement between the Fund and R&A which went into effect on January 1, 2008. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract quality and experienced personnel. The trustees concluded that the services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.
   Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to ten years. The trustees noted that Royce Micro-Cap Portfolio’s Sharpe Ratio for the three-year, five-year and ten-year periods ended December 31, 2007 placed it in the 1st quartile for each period among its Morningstar micro-cap fund peer group, and Royce Small-Cap Portfolio also placed it in the 1st quartile for the three-year, five-year and ten-year periods within Morningstar’s small blend category.
   The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each Fund’s performance supported the renewal of its Investment Advisory Agreement.
   Cost of the services provided and profits realized by R&A from its relationship with each Fund: The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.
   The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of sale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether each of the Funds has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.

28 | Royce Capital Fund 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers with registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. It was noted that each of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio placed in the 2nd quartile among its respective peers.
   The trustees noted that R&A had, from time to time, waived advisory fees in order to maintain expense ratios at competitive levels. The trustees also considered fees charged by R&A to institutional and other clients and noted that the Funds’ advisory fees compared favorably to these other accounts.
   After the non-interested trustees deliberated in executive session, the entire Board, including all the non-interested trustees, determined to approve the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

Royce Capital Fund 2008 Semiannual Report to Shareholders

Wealth Of Experience
With approximately $29 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same smaller-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes 12 Portfolio Managers, as well as nine assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $117 million invested in The Royce Funds.

General Information
Additional Report Copies
and Prospectus Inquiries
(800) 221-4268

www.roycefunds.com

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

TheRoyceFunds	RCF-REP-0608

Item 2. Code(s) of Ethics – Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert – Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services – Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants – Not applicable.

Item 6. Schedule of Investments

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders – None.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits attached hereto.

(a)(1) Not applicable.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/Charles M. Royce
Charles M. Royce
President

Date:	August 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND		ROYCE CAPITAL FUND

BY:	/s/Charles M. Royce	BY:	/s/John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date:	August 20, 2008	Date:	August 20, 2008